UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 7, 2006

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 8, 2006, the Company’s Board of Directors appointed Dr. Teruaki Aoki to its Governance and Compensation Committee and Mr. Robert Switz to its Audit Committee.  On February 9, 2006, the Company issued a press release announcing the appointment of Mark Durcan as Chief Operating Officer and the appointment of other executive officers.  The full text of the press release related to these appointments is attached hereto as Exhibit 99.1.

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Financial Year

Effective February 7, 2006, the Company’s Board of Directors amended the Bylaws of the Company to increase the authorized number of directors from seven to nine in order to effectuate the previously announced appointment of Dr. Aoki and Mr. Switz to the Company’s Board of Directors.

Item 8.01                     Other Events

In its Quarterly Report on Form 10-Q for the first quarter of fiscal 2006 (“Recent Quarterly Report”), Micron Technology, Inc. (the “Company”) changed the presentation of its financial information to include two reportable business segments, Memory and Imaging.  The Company is filing this current report of Form 8-K (“Current Report”) to provide segment reporting financial information for the Memory and Imaging segments with respect to the historical financial information included in its Annual Report on From 10-K for the year ended September 1, 2005 (the “Annual Report”) in order to make such historical financial information consistent with the segment presentation set forth in the Company’s Recent Quarterly Report and consistent with how the Company expects to present its financial information in its future filings.  In addition, the Company has inserted a footnote entitled “Call Spread Options” into the consolidated financial statements included as Exhibit 99.4 to this Current Report.

For ease of reference, the Company is providing this additional segment reporting information by including such information in the following sections from its Annual Report:  Item 1 (Business), Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements and Supplementary Data).  The additional information provided in this Current Report only reflects the Company’s new segment reporting structure and the Call Spread Option footnote referred to above.

The Company has not revised its disclosures to reflect events since the date of the Annual Report.   Investors are encouraged to check the documents the Company files from time to time with the Securities and Exchange Commission for information related to the Company’s business and results of operations subsequent to the date of the Annual Report.

Item 9.01                     Financial Statements and Exhibits

(d)  Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.8	Bylaws of the Registrant, as amended
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated February 9, 2006
99.2	Revised Item 1. Business
99.3	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4	Revised Item 8. Financial Statements and Supplementary Data for the year ended September 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: February 9, 2006	By:	/s/ W. G. Stover, Jr.
	Name:	W. G. Stover, Jr.
	Title:	Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 7, 2006

Exhibit	Description

3.8	Bylaws of the Registrant, as amended
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated February 9, 2006
99.2	Revised Item 1. Business
99.3	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.4	Revised Item 8. Financial Statements and Supplementary Data for the year ended September 1, 2005